UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2022

INFLECTION POINT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40823	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 East 51st Street, 5th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 319-1309

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPAXU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	IPAX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2022, the board of directors (the “Board”) of Inflection Point Acquisition Corp. (the “Company”) appointed Erin Clift to the Board. Ms. Clift was appointed to serve as a Class II director with a term expiring at the Company’s second annual general meeting of shareholders.

The Board appointed Ms. Clift, who was determined to be an “independent director” as defined in the applicable rules of The Nasdaq Stock Market LLC and the applicable rules of the U.S. Securities and Exchange Commission (the “Commission”), to the Board’s Audit Committee as a member of the Audit Committee. In connection with such appointment, Brian Pitz resigned his roles as member of the Audit Committee and member of the Board. Mr. Pitz will remain Chief Financial Officer. In connection with Mr. Pitz resignation, Nicholas Shekerdemian, a member of the Audit Committee, was determined to qualify as an “audit committee financial expert” as defined by the rules of the Commission.

Ms. Clift, 49, previously served as Special Advisor to the Company. Ms. Clift is a business and marketing executive with more than 25 years of experience building global consumer brands, leading product, consumer and business marketing, global communications, revenue strategies, business development and partners. Ms. Clift has expertise in building passion brands, winning teams and successful businesses at companies going through rapid growth or radical evolution. Since October 2021, Ms. Clift has served as Chief Marketing Officer of CrossFit, LLC, one of the most recognizable global fitness brands with more than 13,000 affiliated gyms in 155 countries and host to the world’s largest athletic competition. In her role, Ms. Clift is responsible for evolving CrossFit's brand and business strategy to meet the changing needs of today’s fitness consumer. From December 2017 to September 2021, Ms. Clift served as the Chief Marketing Officer at Waze, where she was responsible for the world’s largest community based navigation platform fueled by over 150 million active Wazers in more than 185 countries. In that role, she had overall responsibility for the Waze brand, partnerships and marketing and external communications worldwide. Before joining Waze, Ms. Clift served as Chief Marketing Officer at Kik, a mobile messaging platform, from February 2016 to November 2017. During her tenure, she was instrumental in the creation of Kin, a cryptocurrency to serve as the foundation of a decentralized ecosystem of digital services. Prior to Kik, Ms. Clift was the Vice President, Global Marketing & Partnerships at Spotify from December 2011 to January 2016, where she was responsible for consumer and business marketing, revenue expansion and strategy, brand partnerships, and agency programs. Ms. Clift came to Spotify from AOL, where she was SVP, Global Sales Development responsible for advertising revenue growth and creating their Branded Entertainment platform. Before joining AOL, she held various leadership positions for Google including Director of North American Agency Development where she was responsible for Google’s business strategy and overall revenue management from advertising agencies. Prior to Google, Ms. Clift spent 10 years working in various marketing and media consulting roles, including Director of Marketing at Oprah.com. She was inducted to the AAF Hall of Achievements in 2012 and was recently named as one of Forbes top 50 game changing marketers for 2019. The Board believes Mr. Clift is qualified to serve as a director due to her extensive managerial, operational and oversight experience.

On September 21, 2022, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Ms. Clift, pursuant to which the Company has agreed to provide contractual indemnification to Ms. Clift, in addition to the indemnification provided in the Company’s amended and restated memorandum and articles of association, against liabilities that may arise by reason of her service on the Board, and to advance expenses incurred as a result of any proceeding against Ms. Clift as to which she could be indemnified, in the form previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333- 253963) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on March 5, 2021 (the “Registration Statement”).

On September 21, 2022, the Company entered into a letter agreement with Ms. Clift (the “Letter Agreement”) on substantially the same terms as the form of letter agreement previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering.

The foregoing descriptions of the Indemnity Agreement and the Letter Agreement do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement and the Letter Agreement, copies of which are attached as Exhibit 10.5 to the Registration Statement and Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.

There are no arrangements or understandings between Ms. Clift and any other persons pursuant to which Ms. Clift was selected as a director of the Company. There are no family relationships between Ms. Clift and any of the Company’s other directors or executive officers and Ms. Clift does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated September 21, 2022, by and between the Company and Erin Clift.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2022

INFLECTION POINT ACQUISITION CORP.

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Co-Chief Executive Officer

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